                          GOODWIN, PROCTER & HOAR LLP

                              COUNSELLORS AT LAW
                                EXCHANGE PLACE
                       BOSTON, MASSACHUSETTS 02109-2881

                                                        TELEPHONE (817) 570-1000
                                                        TELEPHONE (817) 523-1231

                                                                      Exhibit 10

                                 April 29, 1997



CIGNA Institutional Funds Group
950 Winter Street
Waltham, Massachusetts 02154

Ladies and Gentlemen:

    Reference is made to Post-Effective Amendment No. 7 to the Registration Statement of CIGNA Institutional Funds Group (the "Trust") on Form N-1A (Registration No. 33-52724) filed with the Securities and Exchange Commission with respect to the CIGNA International Stock Fund, a series of the Trust, and specifically to Item 24(b) thereof. We hereby consent to the incorporation by reference therein of our opinion, dated June 27, 1996 filed as Exhibit (10) to Post-Effective Amendment No. 6 to such Registration Statement.

                                  Very truly yours,

                                  /s/ GOODWIN, PROCTER & HOAR LLP

                                  GOODWIN, PROCTER & HOAR LLP


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